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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934




                Date of Report (Date of earliest event reported):
                                September 6, 1996






                                    MEDITRUST
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               (Exact name of registrant as specified in charter)


           Massachusetts                 0-14022                04-6532031
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        (State of Incorporation)    (Commission File No.)    (I.R.S. Employer
                                                             Identification No.)


         197 First Avenue, Needham, Massachusetts                02194
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         (Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code: (617) 433-6000



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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

   Exhibit No.           Description
   -----------           -----------

        1         Form of Underwriting Agreement

        4.1       Form of Indenture Supplement

        4.2       Form of 7.82% Note due September 10, 2026 (included in Exhibit
                  4.1)




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MEDITRUST
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  September 6, 1996                    /s/ Lisa P. McAlister
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                                        Lisa P. McAlister
                                        Chief Financial Officer and Treasurer




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